Prospectus Supplement

June 30, 2011

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 30, 2011 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 29, 2011 of:

Active International Allocation Portfolio

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved an increase in the expense cap with respect to the Class I and Class P shares of the Active International Allocation Portfolio (the "Portfolio"), effective July 1, 2011. Accordingly, the following changes to the Prospectus will become effective on July 1, 2011.

The Portfolio's Annual Portfolio Operating Expenses table under the section of the Prospectus entitled "Portfolio Summary—Active International Allocation Portfolio—Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee*	0.65%	0.65%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses*	0.27%	0.27%
Total Annual Portfolio Operating Expenses*	0.92%	1.17%
Fee Waiver and/or Expense Reimbursement*	0.02%	0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.90%	1.15%

The Portfolio's Example information under the section of the Prospectus entitled "Portfolio Summary—Active International Allocation Portfolio—Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class I	$92	$287	$498	$1,108
Class P	$117	$365	$633	$1,398

* The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.90% for Class I and 1.15% for Class P. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Please retain this supplement for future reference.

  MSIGLINSPT1

Statement of Additional Information Supplement

June 30, 2011

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 30, 2011 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 29, 2011

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved an increase in the expense cap with respect to the Class I and Class P shares of the Active International Allocation Portfolio (the "Portfolio"), effective July 1, 2011. Accordingly, the following changes to the Statement of Additional Information will become effective on July 1, 2011.

The information in the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Investment Adviser" which shows the contractual advisory fee and the maximum expense ratios for the Portfolio is hereby deleted in its entirety and replaced with the following:

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Active International Allocation Portfolio	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.15%	N/A	N/A

Please retain this supplement for future reference.